UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2015

Wowio, Inc.

(Exact name of registrant as specified in its charter)

Texas	333-184529	27-2908187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

626 North Doheny Drive

West Hollywood, CA 90069

(Address of principal executive offices) (zip code)

(310) 807-8181

 (Registrant's telephone number, including area code)

_________

(Former name, if changed since last report.)

Copies to:

Gina Austin, Esq.

Arden Anderson, Esq.

Austin Legal Group, APC

3990 Old Town Avenue, Suite A-112

San Diego, California 92110

Phone: (619) 924-9600

Fax: (619) 881-0045

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

An informational letter, in the form filed herewith as Exhibit 99.1, is being transmitted to our shareholders on the date hereof.

Attached as Exhibit 99.1 is the Company’s Letter to Shareholders dated April 29, 2015

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No .	Description

99.1	Letter to Shareholders dated April 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOWIO, INC.

Dated: April 30, 2015	By:	/s/ Brian Altounian
	Name:	Brian Altounian
	Title:	Chief Executive Officer